Segment Reporting	12 Months Ended
Dec. 31, 2017
Segment Reporting
15.	Segment Reporting

In the fourth quarter of 2017, Navient entered the Private Education Refinance Loan origination market. This new activity changed the way the Company manages the business, reviews operating performance and allocates resources, effective first-quarter 2018.  This resulted in the following four new reportable operating segments: (1) Federal Education Loans (2) Consumer Lending (3) Business Processing and (4) Other.  These new reportable operating segments now primarily distinguish between our legacy federal education loan businesses and our growth businesses. In connection with this change in reportable operating segments, there was also a change in how unallocated overhead is defined.

The following table shows the realignment of our business lines (operating segments) from the prior reportable operating segments to the new reportable operating segments:

Business Lines	New Reportable Operating Segment	Prior Reportable Operating Segment
FFELP Loans	Federal Education Loans	FFELP Loans
Federal Education Loans Servicing	Federal Education Loans	Business Services
Federal Education Loans Asset Recovery	Federal Education Loans	Business Services

Private Education Refinance Loans	Consumer Lending	Private Education Loans
Private Education Loans – Other	Consumer Lending	Private Education Loans
Other Consumer Loans	Consumer Lending	Other

Non-Education Government Services	Business Processing	Business Services
Non-Education Healthcare Services	Business Processing	Business Services

Unallocated Overhead Expenses	Other	Other
Corporate Liquidity Portfolio	Other	Other

These segments meet the quantitative thresholds for reportable operating segments.  Accordingly, the results of operations of these reportable operating segments are presented separately.  The underlying operating segments are used by the Company’s chief operating decision maker to manage the business, review operating performance and allocate resources, and qualify to be aggregated as part of the primary reportable operating segments.  As discussed further below, we measure the profitability of our operating segments based on “Core Earnings” net income.  Accordingly, information regarding our reportable operating segments is provided on a “Core Earnings” basis.  As a result of this change in segment reporting in the first quarter of 2018, prior periods have been recast for comparison purposes.

Federal Education Loans Segment

In its Federal Education Loans segment, Navient holds and acquires FFELP Loans and performs servicing and asset recovery services on its own loan portfolio, federal education loans owned by the Department of Education and other institutions.  Although FFELP Loans are no longer originated, we continue to pursue acquisitions of FFELP Loan portfolios as well as servicing and asset recovery services contracts. These acquisitions leverage our servicing scale and generate incremental earnings and cash flow. In this segment, we generate revenue primarily through net interest income on the FFELP Loan portfolio (after provision for loan losses) as well as servicing and asset recovery services revenue.  This segment is expected to generate significant amounts of earnings and cash flow over the remaining life of the portfolio.

Navient is currently the largest private sector holder of FFELP Loans as well as the largest servicer and collector of loans made under the FFELP program, and the majority of our income has been derived, directly or indirectly, from our portfolio of FFELP Loans and the servicing and asset recovery we provide for Guarantors and third-party owners of FFELP Loans. In 2010, Congress passed legislation ending the origination of education loans under FFELP. As a result, the revenue we earn in this segment is expected to decline over time. The Higher Education Act of 1965 (“HEA”) continues to regulate every aspect of FFELP Loans, including ongoing communications with borrowers and default aversion requirements. Failure to service FFELP Loans properly could jeopardize the insurance, guarantees and federal support on these loans. The insurance and guarantees on Navient’s existing FFELP Loans were not affected by the termination of FFELP originations.

FFELP Loans

Navient’s portfolio of FFELP Loans as of December 31, 2017 was $81.7 billion. We expect this portfolio to have an amortization period in excess of 20 years with a 7-year remaining weighted average life. Navient’s goal is to maximize the amount and optimize the timing of the cash flows generated by its FFELP Loan portfolio and as part of that Navient seeks to acquire FFELP Loan portfolios from third parties. During the year ended 2017, Navient acquired $5.7 billion of FFELP Loans compared to $3.6 billion in 2016 and $3.7 billion in 2015. FFELP Loans are insured or guaranteed by state or not-for-profit agencies and are protected by contractual rights to recovery from the United States pursuant to guaranty agreements among ED and these agencies. These guaranty agreements generally cover at least 97 percent of a FFELP Loan’s principal and accrued interest for loans disbursed. As a result of the long-term funding strategy used for our FFELP Loan portfolio and the insurance and guarantees provided on these loans, the portfolio generates consistent and predictable cash flows. As of December 31, 2017, approximately 84 percent of the FFELP Loans held by Navient were funded to term with non-recourse, long-term securitization debt.

Federal Education Servicing and Asset Recovery

Since 2009, Navient has been one of four TIVAS that provides loan servicing for federal loans owned by ED. We continually strive to help our customers successfully navigate the repayment of their loans. Under the contract, we seek to improve on the performance metrics that determine the allocation of new accounts under the servicing contract with ED. Under this servicing contract as of December 31, 2017, we service approximately 6.1 million accounts, or $205.9 billion in loans. We earned $150 million of revenue under the contract for the year ended December 31, 2017. This contract currently expires in 2019.

On April 4, 2016, ED published the first part of a two-part RFP related to a new servicing platform for the DSLP. The first part of the RFP focused on screening candidates’ capabilities relative to certain published criteria. In July 2016, Navient was selected as one of three companies eligible to submit responses in the second part of the RFP process. In January 2017, Navient submitted its bid for ED’s single servicing solution contract. While ED announced in May 2017 that it planned to select a single servicer for the DSLP, in August of 2017, the Department cancelled the prior RFP and announced a new upcoming solicitation for the FSA Next Generation Processing and Servicing Environment. Based upon the statements from ED, it is anticipated that the new environment will provide for a single data processing platform to house all student loan information while at the same time allowing for customer account servicing to be performed either by a single contract servicer or by multiple contract servicers. On February 20, 2018, ED issued Phase 1 of a new RFP entitled the Solicitation for the Next Generation Financial Services Environment which is intended to centralize student loan servicing on a single platform. Responses to Phase 1 are due by April 6, 2018.

In December 2016, Great Lakes Higher Education Assistance Corp. (“Great Lakes”) assumed control of United Student Aid Funds, Inc. (“USAF”). As part of this transfer, Great Lakes terminated our contracts with USAF and Northwest Education Loan Association (“NELA”), effective as of December 31, 2017. At the same time, they notified us of their intent to rebid the services we provided for USAF, NELA and Great Lakes. In the third quarter of 2017, we entered into a new contract with Great Lakes in which we agreed to provide asset recovery and portfolio management services on the combined Great Lakes, USAF and NELA portfolios. We were not awarded the default aversion services component of the contract, which resulted in the recognition of $47 million of previously deferred revenue, net of a reserve. Including the $47 million of previously deferred revenue, education related fee revenues related to these services totaled $238 million in 2017 compared to $172 million in 2016.

Since 1997, Navient has provided asset recovery services on defaulted education loans to ED. In February 2015, ED did not grant an additional term extension (“ATE”) and this contract expired by its terms on February 21, 2015. As a result, our Pioneer Credit Recovery (“Pioneer”) subsidiary stopped receiving new account placements under the contract. Shortly after that decision by ED, Pioneer filed a bid protest against ED, which bid protest was eventually consolidated with several other related protests. In an effort to resolve that litigation, in May 2017, ED awarded Pioneer a new ATE on substantially similar terms to the additional term extensions awarded to other contractors in 2015. In December 2017, Pioneer received new accounts under that new contract.

In January 2018, ED completed its ongoing procurement for replacement collection contracts originally begun in 2016. Neither Pioneer nor our other subsidiary, General Revenue Corporation, received a contract award. In February 2018, Pioneer filed a bid protest which protest has been consolidated with the other protests on this procurement. As of the date of this report, ED has the right to place additional accounts with Pioneer under its ATE during the pendency of the new protests. ED’s ability to do so may be affected by any temporary restraining order or injunction granted by the court in the consolidated protests. As a leading provider of asset recovery services, Pioneer Credit Recovery has a long track record of assisting individuals who default on their student loan payments to recover from the negative consequences of default. Since 2012, Navient and its subsidiaries have helped more than 261,000 borrowers successfully rehabilitate their loans.

The following table includes GAAP basis asset information for our Federal Education Loans segment.

	December 31,
(Dollars in millions)	2017	2016
FFELP Loans, net	$81,703	$87,730
Cash and investments(1)	2,821	3,299
Other	2,601	2,226
Total assets	$87,125	$93,255

(1)	Includes restricted cash and investments.

Consumer Lending Segment

In its Consumer Lending segment, Navient holds, originates and acquires consumer loans and performs servicing activities on its own loan portfolio. Originations and acquisitions leverage our servicing scale and generate incremental earnings and cash flow. In this segment, we generate revenue primarily through net interest income on the Private Education Loan portfolio (after provision for loan losses). This segment is expected to generate significant amounts of earnings and cash flow over the remaining life of the portfolio.

With over 40 years of experience, we have seen that borrowers who graduate gain the benefit of their investment in education with higher levels of employment, higher incomes and stronger financial health. Our loan products are focused on helping consumers refinance their education loans at the lower rates they have earned. We believe our product offerings, digital marketing strategies and origination platform provide a unique competitive advantage. Earnest, which was acquired in November 2017, originated $900 million of Private Education Refinance Loans in 2017. At December 31, 2017, Navient held $761 million of Private Education Refinance Loans.

Navient is currently the largest holder of Private Education Loans. Navient’s portfolio of Private Education Loans as of December 31, 2017 was $23.4 billion. We expect this portfolio to have an amortization period in excess of 20 years with a 6-year remaining weighted average life. Navient’s goal is to maximize and optimize the timing of the cash flows generated by its Private Education Loan portfolio. Unlike FFELP Loans, the holder of a Private Education Loan bears the full credit risk of the borrower and any cosigner. Navient believes the credit risk of the Private Education Loans it owns is well managed through the rigorous underwriting practices and risk-based pricing applied when the loans were originated, the continued high levels of qualified cosigners, our internal servicing and risk mitigation practices, and our careful use of forbearance and loan modification programs. Navient believes that these elements and practices reduce the risk of payment interruptions and defaults on its Private Education Loan portfolio. As of December 31, 2017, approximately 55 percent of the Private Education Loans held by Navient were funded to term with non-recourse, long-term securitization debt.

The following table includes GAAP basis asset information for our Consumer Lending segment.

	December 31,
(Dollars in millions)	2017	2016
Private Education Loans, net	$23,419	$23,340
Cash and investments(1)	706	667
Other	1,143	1,562
Total assets	$25,268	$25,569

(1)	Includes restricted cash and investments.

Business Processing Segment

In its Business Processing segment, Navient performs business processing services for over 600 non-education related government and healthcare clients. Government services include receivables management services and account processing solutions. With over $11 billion of inventory, our integrated solutions technology and superior data driven approach allows state governments, agencies, court systems, municipalities, and toll authorities to reduce their operating expenses while maximizing revenue opportunities. Healthcare services include revenue cycle outsourcing, accounts receivable management, extended business office support and consulting engagements. We offer customizable solutions for our clients that include non-profit/religious-affiliated hospital systems, teaching hospitals, urban medical centers, for-profit healthcare systems, critical access hospitals, children’s hospitals and large physician groups.

	Years Ended December 31,
(Dollars in billions)	2017	2016	2015
Revenue from government services	$134	$106	$86
Revenue from healthcare services	78	68	13
Total fee revenue	$212	$174	$99
Contingent collection receivables inventory (in billions)	$11.4	$10.1	$9.9

At December 31, 2017 and 2016, the Business Processing segment had total assets of $466 million and $373 million, respectively, on a GAAP basis.

Other Segment

Our Other segment primarily consists of the following activities: our corporate liquidity portfolio and the repurchase of debt, unallocated overhead (corporate overhead and certain information technology costs), restructuring/other reorganization expenses, regulatory-related costs, and the deferred tax asset remeasurement loss recognized due to the enactment of the TCJA in the fourth quarter of 2017.

Unallocated corporate overhead is comprised of costs primarily related to certain executive management, the board of directors, accounting, finance, legal, human resources, compliance and risk management, and stock-based compensation expense. Unallocated information technology costs are related to infrastructure and operations.

At December 31, 2017 and 2016, the Other segment had total assets of $2.1 billion and $1.9 billion, respectively, on a GAAP basis.

Measure of Profitability

We prepare financial statements and present financial results in accordance with GAAP. However, we also evaluate our business segments and present financial results on a basis that differs from GAAP. We refer to this different basis of presentation as “Core Earnings.” We provide this “Core Earnings” basis of presentation on a consolidated basis for each business segment because this is what we review internally when making management decisions regarding our performance and how we allocate resources. We also refer to this information in our presentations with credit rating agencies, lenders and investors. Because our “Core Earnings” basis of presentation corresponds to our segment financial presentations, we are required by GAAP to provide “Core Earnings” disclosure in the notes to our consolidated financial statements for our business segments.

“Core Earnings” are not a substitute for reported results under GAAP. We use “Core Earnings” to manage our business segments because “Core Earnings” reflect adjustments to GAAP financial results for three items, discussed below, that are either related to the Spin-Off or create significant volatility mostly due to timing factors generally beyond the control of management. Accordingly, we believe that “Core Earnings” provide management with a useful basis from which to better evaluate results from ongoing operations against the business plan or against results from prior periods. Consequently, we disclose this information because we believe it provides investors with additional information regarding the operational and performance indicators that are most closely assessed by management. When compared to GAAP results, the three items we remove to result in our “Core Earnings” presentations are:

1.

Unrealized mark-to-market gains/losses resulting from our use of derivative instruments to hedge our economic risks that do not qualify for hedge accounting treatment or do qualify for hedge accounting treatment but result in ineffectiveness;

2.	The accounting for goodwill and acquired intangible assets; and

3.

The financial results attributable to the operations of SLM BankCo prior to the Spin-Off and related restructuring and reorganization expense incurred in connection with the Spin-Off, including the restructuring expenses related to the restructuring initiative launched in second-quarter 2015 to simplify and streamline the Company’s management structure post-Spin-Off. For GAAP purposes, Navient reflected the deemed distribution of SLM BankCo on April 30, 2014. For “Core Earnings,” we exclude the consumer banking business (SLM BankCo) as if it had never been a part of Navient’s historical results prior to the deemed distribution of SLM BankCo on April 30, 2014.

While GAAP provides a uniform, comprehensive basis of accounting, for the reasons described above, our “Core Earnings” basis of presentation does not. “Core Earnings” are subject to certain general and specific limitations that investors should carefully consider. For example, there is no comprehensive, authoritative guidance for management reporting. Our “Core Earnings” are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. Accordingly, our “Core Earnings” presentation does not represent a comprehensive basis of accounting. Investors, therefore, may not be able to compare our performance with that of other financial services companies based upon “Core Earnings.” “Core Earnings” results are only meant to supplement GAAP results by providing additional information regarding the operational and performance indicators that are most closely used by management, our board of directors, credit rating agencies, lenders and investors to assess performance.

Segment Results and Reconciliations to GAAP

	Year Ended December 31, 2017
					Total	Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	“Core Earnings”	Reclassifications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$2,679	$1,634	$—	$—	$4,313	$69	$(55)	$14	$4,327
Other loans	13	—	—	—	13	—	—	—	13
Cash and investments	29	5	—	9	43	—	—	—	43
Total interest income	2,721	1,639	—	9	4,369	69	(55)	14	4,383
Total interest expense	2,022	825	—	143	2,990	(8)	(11)	(19)	2,971
Net interest income (loss)	699	814	—	(134)	1,379	77	(44)	33	1,412
Less: provisions for loan losses	44	382	—	—	426	—	—	—	426
Net interest income (loss) after provisions for loan losses	655	432	—	(134)	953	77	(44)	33	986
Other income (loss):
Servicing revenue	280	10	—	—	290	—	—	—	290
Asset recovery and business processing revenue	263	—	212	—	475	—	—	—	475
Other income	3	—	—	16	19	(77)	89	12	31
Gains on sales of loans and investments	3	—	—	—	3	—	—	—	3
Losses on debt repurchases	—	—	—	(3)	(3)	—	—	—	(3)
Total other income (loss)	549	10	212	13	784	(77)	89	12	796
Expenses:
Direct operating expenses	316	156	187	—	659	—	—	—	659
Overhead expenses	—	—	—	307	307	—	—	—	307
Operating expenses	316	156	187	307	966	—	—	—	966
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	23	23	23
Restructuring/other reorganization expenses	—	—	—	29	29	—	—	—	29
Total expenses	316	156	187	336	995	—	23	23	1,018
Income (loss) before income tax expense (benefit)	888	286	25	(457)	742	—	22	22	764
Income tax expense (benefit)(2)	321	103	9	58	491	—	(19)	(19)	472
Net income (loss)	$567	$183	$16	$(515)	$251	$—	$41	$41	$292

(1)	“Core Earnings” adjustments to GAAP:

	Year Ended December 31, 2017
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Acquired Intangibles	Total
Net interest income after provisions for loan losses	$33	$—	$33
Total other income (loss)	12	—	12
Goodwill and acquired intangible asset impairment and amortization	—	23	23
Total “Core Earnings” adjustments to GAAP	$45	$(23)	22
Income tax expense (benefit)			(19)
Net income (loss)			$41

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment with the impact of the DTA Remeasurement Loss included in the Other segment.

	Year Ended December 31, 2016
					Total	Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	“Core Earnings”	Reclassifications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$2,395	$1,587	$—	$—	$3,982	$247	$(114)	$133	$4,115
Other loans	9	—	—	—	9	—	—	—	9
Cash and investments	16	2	—	4	22	—	—	—	22
Total interest income	2,420	1,589	—	4	4,013	247	(114)	133	4,146
Total interest expense	1,597	704	—	109	2,410	31	—	31	2,441
Net interest income (loss)	823	885	—	(105)	1,603	216	(114)	102	1,705
Less: provisions for loan losses	46	383	—	—	429	—	—	—	429
Net interest income (loss) after provisions for loan losses	777	502	—	(105)	1,174	216	(114)	102	1,276
Other income (loss):
Servicing revenue	289	15	—	—	304	—	—	—	304
Asset recovery and business processing revenue	216	—	174	—	390	—	—	—	390
Other income	—	—	—	14	14	(216)	326	110	124
Gains on debt repurchases	—	—	—	1	1	—	—	—	1
Total other income (loss)	505	15	174	15	709	(216)	326	110	819
Expenses:
Direct operating expenses	366	149	149	—	664	—	—	—	664
Overhead expenses	—	—	—	287	287	—	—	—	287
Operating expenses	366	149	149	287	951	—	—	—	951
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	36	36	36
Restructuring/other reorganization expenses	—	—	—	—	—	—	—	—	—
Total expenses	366	149	149	287	951	—	36	36	987
Income (loss) before income tax expense (benefit)	916	368	25	(377)	932	—	176	176	1,108
Income tax expense (benefit)(2)	338	137	9	(139)	345	—	82	82	427
Net income (loss)	$578	$231	$16	$(238)	$587	$—	$94	$94	$681

(1)	“Core Earnings” adjustments to GAAP:

	Year Ended December 31, 2016
(Dollars in millions)	Net Impact of Derivative Accounting	Net Impact of Acquired Intangibles	Total
Net interest income after provisions for loan losses	$102	$—	$102
Total other income (loss)	110	—	110
Goodwill and acquired intangible asset impairment and amortization	—	36	36
Total “Core Earnings” adjustments to GAAP	$212	$(36)	176
Income tax expense (benefit)			82
Net income (loss)			$94

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

	Year Ended December 31, 2015
					Total	Adjustments
(Dollars in millions)	Federal Education Loans	Consumer Lending	Business Processing	Other	“Core Earnings”	Reclassi- fications	Additions/ (Subtractions)	Total Adjustments(1)	Total GAAP
Interest income:
Education loans	$2,112	$1,756	$—	$—	$3,868	$650	$(238)	$412	$4,280
Other loans	7	—	—	—	7	—	—	—	7
Cash and investments	6	—	—	2	8	—	—	—	8
Total interest income	2,125	1,756	—	2	3,883	650	(238)	412	4,295
Total interest expense	1,247	680	—	110	2,037	37	—	37	2,074
Net interest income (loss)	878	1,076	—	(108)	1,846	613	(238)	375	2,221
Less: provisions for loan losses	43	538	—	—	581	—	—	—	581
Net interest income (loss) after provisions for loan losses	835	538	—	(108)	1,265	613	(238)	375	1,640
Other income (loss):
Servicing revenue	319	21	—	—	340	—	—	—	340
Asset recovery and business processing revenue	268	—	99	—	367	—	—	—	367
Other income	3	—	—	12	15	(613)	781	168	183
Gains (losses) on sales of loans and investments	11	(21)	—	1	(9)	—	—	—	(9)
Gains on debt repurchases	—	—	—	21	21	—	—	—	21
Total other income (loss)	601	—	99	34	734	(613)	781	168	902
Expenses:
Direct operating expenses	401	151	83	—	635	—	—	—	635
Overhead expenses	—	—	—	283	283	—	—	—	283
Operating expenses	401	151	83	283	918	—	—	—	918
Goodwill and acquired intangible asset impairment and amortization	—	—	—	—	—	—	12	12	12
Restructuring/other reorganization expenses	—	—	—	—	—	—	32	32	32
Total expenses	401	151	83	283	918	—	44	44	962
Income (loss) from continuing operations, before income tax expense (benefit)	1,035	387	16	(357)	1,081	—	499	499	1,580
Income tax expense (benefit)(2)	384	143	6	(132)	401	—	196	196	597
Net income (loss) from continuing operations	651	244	10	(225)	680	—	303	303	983
Income from discontinued operations, net of tax expense	—	—	—	1	1	—	—	—	1
Net income (loss)	$651	$244	$10	$(224)	$681	$—	$303	$303	$984

(1)	“Core Earnings” adjustments to GAAP:

	Year Ended December 31, 2015
(Dollars in millions)	Net Impact from Spin-Off of SLM BankCo	Net Impact of Derivative Accounting	Net Impact of Acquired Intangibles	Total
Net interest income after provisions for loan losses	$—	$375	$—	$375
Total other income (loss)	—	168	—	168
Goodwill and acquired intangible asset impairment and amortization	—	—	12	12
Restructuring/other reorganization expenses	32	—	—	32
Total “Core Earnings” adjustments to GAAP	$(32)	$543	$(12)	499
Income tax expense (benefit)				196
Net income (loss)				$303

(2)	Income taxes are based on a percentage of net income before tax for the individual reportable segment.

Summary of “Core Earnings” Adjustments to GAAP

	Years Ended December 31,
(Dollars in millions)	2017	2016	2015
“Core Earnings” adjustments to GAAP:
Net impact of the removal of SLM BankCo’s operations and restructuring and reorganization expense in connection with the Spin-Off(1)	$—	$—	$(32)
Net impact of derivative accounting(2)	45	212	543
Net impact of goodwill and acquired intangible assets(3)	(23)	(36)	(12)
Net tax effect(4)	19	(82)	(196)
Total “Core Earnings” adjustments to GAAP	$41	$94	$303

(1)

SLM BankCo’s operations and restructuring and other reorganization expense in connection with the Spin-Off: For “Core Earnings,” we have assumed the consumer banking business (SLM BankCo) was never a part of Navient’s historical results prior to the deemed distribution of SLM BankCo on April 30, 2014 and we have removed the restructuring and other reorganization expense incurred in connection with the Spin-Off, including the restructuring expenses related to the restructuring initiative launched in second-quarter 2015 to simplify and streamline the Company’s management structure post-Spin-Off. Excluding these items provides management with a useful basis from which to better evaluate results from ongoing operations against results from prior periods.

(2)

Derivative accounting: “Core Earnings” exclude periodic unrealized gains and losses that are caused by the mark-to-market valuations on derivatives that do not qualify for hedge accounting treatment under GAAP as well as the periodic unrealized gains and losses that are a result of ineffectiveness recognized related to effective hedges under GAAP. These unrealized gains and losses occur in our Federal Education Loans, Consumer Lending and Other reportable segments. Under GAAP, for our derivatives that are held to maturity, the cumulative net unrealized gain or loss over the life of the contract will equal $0 except for Floor Income Contracts where the cumulative unrealized gain will equal the amount for which we sold the contract. In our “Core Earnings” presentation, we recognize the economic effect of these hedges, which generally results in any net settlement cash paid or received being recognized ratably as an interest expense or revenue over the hedged item’s life.

(3)	Goodwill and acquired intangible assets: Our “Core Earnings” exclude goodwill and intangible asset impairment and amortization of acquired intangible assets.
(4)	Net Tax Effect: Such tax effect is based upon our “Core Earnings” effective tax rate for the year.